Note 2 - Equity Compensation Plans and Capital Stock	12 Months Ended
Mar. 31, 2016
Notes to Financial Statements
Shareholders' Equity and Share-based Payments [Text Block]
2.	EQUITY COMPENSATION PLANS AND CAPITAL STOCK

In fiscal 2016 and 2015, the Company maintained no equity compensation plans. Accordingly, no equity compensation was outstanding or granted in either fiscal year.

The Company has 1,000,000 authorized shares of Cumulative Preferred Stock with a par value of $1 per share. The stock may be issued in one or more series, and the Board of Directors is authorized to fix the designations, preferences, rights, qualifications, limitations and restrictions of each series, except that any series must provide for cumulative dividends and must be convertible into Common Stock. There were no shares of Cumulative Preferred Stock issued as of March 31, 2016 or March 31, 2015.